                                                                 EXHIBIT 10.25

                            DEED OF LEASE AGREEMENT

     THIS DEED OF LEASE AGREEMENT (hereinafter referred to as "this Lease"), made this 1st day of July, 1994, by and between Bricks in the Sticks, Ltd., a corporation organized and existing under the laws of Virginia having as address of 4219 Lafayette Center Drive , Chantilly, Virginia (hereinafter referred to as the "Landlord"), and Tel Labs, Inc., a corporation organized and existing under the laws of Delaware having an address of 4219 Lafayette Center Drive, Chantilly, Virginia 22021 (hereinafter referred at to as the "Tenant").

     WITNESSETH, THAT FOR AND IN CONSIDERATION of the mutual entry into this lease by the parties hereto, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, the Landlord hereby leases to the Tenant and the Tenant hereby leases from the Landlord all of that real property, situate and lying in Fairfax County, Virginia, which consists of the space (containing 3,000 square feet of floor area) outlined and attached hereto as EXHIBIT A (hereinafter referred to as the "Premises") and located in a building (hereinafter referred to as the "Building") Building C, Fairtech at Lafayette, Lafayette Business Center, Fairfax County, Virginia (the Premises, the remainder of the Building, such tract of land, other buildings thereon, and any other buildings or improvements to be constructed thereon being hereinafter referred to collectively as the "Property"). In addition to the premises, Tenant is granted the right of nonexclusive use, in common with others, of the automobile parking areas and other common facilities designated by Landlord.

     SUBJECT TO THE OPERATION AND EFFECT of any and all instruments and matters of record or in fact.

     UPON THE TERMS AND SUBJECT TO THE CONDITIONS which are hereinafter set forth:

Section 1.    TERM

     1.1 Length. This Lease shall be for a term (hereinafter referred to as the "Term") (a) commencing on the 15th day of July, 1994 when the Landlord shall tender possession thereof to the Tenant (hereinafter referred to as the "Commencement Date" except that if the date of such commencement is hereinafter advanced or postponed pursuant to any provision of this Lease, or by written agreement of the parties hereto, the date to which it is advanced or postponed shall thereafter be the "Commencement Date" for all purposes of the provisions of this Lease), and (b) terminating at 12:01 A.M., local time, on June 30, 1999 (hereinafter referred to as the "Termination Date", except that if the date of such
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termination is hereafter advanced or postponed pursuant to any provision of this
Lease, or by written agreement of the parties hereto, the date to which it is advanced or postponed shall thereafter be the Termination Date for all purposes of the provisions of this Lease as applicable thereafter).

     1.2   Intentionally Omitted.

     1.3   Intentionally Omitted.

     1.4 Surrender. The Tenant shall at its expense, at the expiration of the Term or any earlier termination of this Lease, (a) promptly surrender to the Landlord possessions of the Premises (including any fixtures or other improvements which, under the provisions of Section 5, are owned by the Landlord) in good order and repair (ordinary wear and tear excepted) and broom clean, (b) remove therefrom the Tenant's sign, goods, and effects and any machinery, trade fixtures and equipment used in conducting the Tenant's trade or business and not owned by the Landlord, and (c) repair any damage to the premises or the Building caused by such removal.

     1.5   Holding Over.

           1.5.1 If the Tenant continues to occupy the premises after the expiration of the Term or any earlier termination of this Lease after obtaining the Landlord's express, written consent thereto,

            (a) such occupancy shall (unless the Parties hereto otherwise agree in writing) be deemed to be under a month-to-month tenancy, which shall continue until either party hereto notifies the other in writing, by at least thirty (30) days before the end of the calendar month, that the notifying party elects to terminate such tenancy at the end of such calendar month, in which event such tenancy shall so terminate;

            (b) anything contained in the foregoing provisions of this Section to the contrary notwithstanding, the rent payable for each such monthly period shall equal one-twelfth (1/12) of the Base Rent and the Additional Rent payable under the provisions of subsection 2.2 (calculated in accordance with such provisions of subsection 2.2 as if this Lease had been renewed for a period of twelve (12) full calendar months after such expiration or earlier termination of the Term of such renewal); and

            (c) such month-to-month tenancy shall be upon the same terms and subject to the same conditions as those set forth in the provisions of this Lease. The monthly rent, however, will be 104% of that payable immediately prior to the commencement of the month to month tenancy; provided, that if the Landlord gives the Tenant, by at least thirty (30) days before the end of any calendar month during such month-to-month tenancy, written notice that such terms and conditions (including any thereof relating to the amount or payment of Rent) shall, after such month, be modified in any manner
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specified in such notice, then such tenancy shall, after such month, be upon the said terms and subject to the said conditions, as so modified.

     1.5.2 If the Tenant continues to occupy the premises more than ninety (90) days after the expiration of the Term or any earlier termination of this Lease without obtaining the Landlord's express, written consent thereto, such occupancy shall be on the same terms and subject to the same conditions as those set forth in the provisions of paragraph 1.4.1, except that, anything contained in the provisions of this Lease to the contrary notwithstanding, (a) the rental payable during the period of such occupancy shall equal one hundred fifty percent (150%) of the rent which would be payable during such period under the provisions of subparagraph 1.5.1 (b), had the Tenant obtained the Landlord's express, written consent to such occupancy as aforesaid, (b) nothing in the provisions of paragraph 1.5.1 or any other provisions of this Lease shall be deemed in any way to alter or impair the Landlord's right immediately to evict the Tenant or exercise its other rights and remedies under the provision of this Lease or applicable law on account of the Tenant's occupancy of Premises without having obtained such consent.

Section 2.    RENT

     2.1 Amount. As rent for the premises (all of which is hereinafter referred to collectively as "Rent"), the Tenant shall pay to the Landlord in advance, without demand, deduction or set off, for the entire Term hereof, all of the following:

          2.1.1. Base Rent. An annual rent (hereinafter referred to as the "Base Rent") comprised of the aggregate of the following components:

          For the first Lease year during the Term, the sum of (SEE EXHIBIT
                                                               ------------
C) Dollars plus (if the Term commences on a day other than the first (1st) day
- --
of a calendar month) one three hundred sixty-fifth (1/365) of the Base Rent for each day of such calendar month falling within the Term payable in advance in equal monthly installments as set forth in EXHIBIT C.

          2.1.2. Additional Rent. Additional rent (hereinafter referred to as "Additional Rent") in the amount of any payment referred to as such in any provision of this Lease which accures while this Lease is in effect.

          2.1.3. Lease Year. As used in the provisions of this Lease, the term "Lease Year" means (a) the period commencing on the Commencement Date and termination on the first (1st) anniversary of the last day of the calendar month containing the Commencement Date, and (b) each successive period of twelve (12) calendar months thereafter during the Term.

          2.1.4. Adjustment Month. The calendar month of July.
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     2.2 Annual Operating Costs.

          2.2.1. Operating Expense Increases. Tenant will pay as additional rent hereunder Tenant's Proportionate Share of increases in Landlord's Operating Expenses in excess of the expenses for 1994 ("Base Year").

          2.2.2. Operating Expense Definition. For the purposes hereof the term "Operating Expenses" shall mean all costs and expenses paid or incurred on an accrual basis by Landlord in connection with the ownership, management, operation, servicing and maintenance of the building and common grounds including, but not limited to, employees' wages, salaries and welfare and fringe benefits payroll taxes; Real Estate Taxes; electricity, gas oil and other fuels; utility charges; premiums for fire and casualty, liability, workmen's compensation and other insurance; repairs and maintenance to the Building; janitorial and cleaning supplies, uniforms and dry cleaning; window cleaning; service contracts for the maintenance of HVAC and other mechanical equipment; and management fees shall not exceed four and one half percent (4.5%) of gross rents). Notwithstanding the foregoing, Tenant shall not be responsible for annual increases in operating expenses (excluding real estate taxes, utilities and insurance premiums) which exceed the previous year by ten percent (10%).

     Operating Expenses shall not include capital expenses principal or interest payments on any Deed of Trust or other financing encumbrances, expenses incurred in leasing or procuring Tenants including lease commissions, advertising costs and expenses or renovating space for Tenants, the costs of special services or utilities separately chargeable to other Tenants in the building and compensation paid to any executive employee of Landlord.

          2.2.3. Computation. After the end of each calendar year during the Term, the Landlord shall compute the total of the Annual Operating Costs incurred for all of the Property during such calendar year, and shall allocate them to the gross rentable space within the Property in proportion to the respective operating costs percentages assigned to such spaces; provided, that anything contained in the foregoing provisions of this Subsection 2.2 to the contrary notwithstanding, wherever the Tenant and/or any other tenant of space within the Property has agreed in its lease or otherwise to provide any item of such services partially or entirely at its own expense, or wherever in the Landlord's judgement any such significant item of expense is not incurred with respect to or for the benefit of all of the gross rentable space within the Property, in allocating the Annual Operating Costs pursuant to the foregoing provisions of this subsection the Landlord shall make an appropriate adjustment, using generally accepted accounting principles, as aforesaid, so as to avoid allocating to the Tenant or to such other tenant (as the case may be) those Annual Operating Costs covering such services already being provided by the Tenant or by such other tenant at its own expense, or to avoid allocating to all of the gross rentable space
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within the Property those Annual Operating Costs incurred only with respect to a portion thereof, as aforesaid.

          2.2.4. Payment as Additional Rent. The Tenant shall, within thirty
(30) days after demand therefore by the Landlord (with respect to each calendar year during the Term), accompanied by a statement setting forth in reasonable detail the Annual Operating Costs for such calendar year, pay to the Landlord as Additional Rent the amount of the Tenants operating costs percentage of the Annual Operating Costs for such calendar year (as derived and allocated under the provisions of paragraph 2.2.3.).

          2.2.5. Proration. If only part of any calendar year falls within the Term, the amount computed as Additional Rent for such calendar year under the foregoing provisions of this subsection shall be prorated in proportion to the portion of such calendar year falling within the Term (but the expiration of the term before the end of a calendar year shall not impair the Tenant's obligation hereunder to pay such prorated proportion of such Additional rent for that portion of such calendar year falling within the Term, which shall be paid on demand, as aforesaid).

          2.2.6. Landlord's right to estimate. Anything contained in the foregoing provisions of this subsection to the contrary notwithstanding the Landlord may, at its discretion, (a) make from time to time during the Term a reasonable estimate of the Additional Rent which may become due under such provisions for any calendar year, (b) require the Tenant to pay to the Landlord for each calendar month during such year one-twelfth (1/12) of such Additional Rent, at the time and in the manner that the Tenant is required hereunder to pay the monthly installment of the Base Rent for such month, and (c) at the Landlord's reasonable discretion, increase or decrease form time to time during such calendar year the amount initially so estimated for such calendar year, all by giving the Tenant written notice thereof, accompanied by a schedule setting forth in reasonable detail the expenses comprising the Annual Operating costs, as so estimated. In such event, the Landlord shall cause the actual amount of such Additional Rent to be computed and certified to the Tenant within ninety
(90) days after the end of such calendar year, and the Tenant or the Landlord, as the case may be, shall pay within thirty (30) days to the other the amount of any deficiency or overpayment therein, as the case may be.

          2.2.7. Tenant shall be entitled to a reasonable review and/or audit of the books and records kept in connection with the calculation of Operating Expenses for the Building at the office of the Landlord's property manager during business hours. Tenant shall give Landlord and such manager at least seven days prior written notice before undertaking any such audit. Any audit shall be at Tenant's sole cost and expense, except that if such an audit shall reveal that the amount charged to Tenant as its share of Operating Expenses in any one year exceeds by more than 10% the amount which is actually owed by Tenant for such year, then
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Landlord shall reimburse Tenant the overage in addition to the reasonable out-of-pocket costs of such audit within 30 days or, at Tenant's option, credit such amount against the next payment of rent coming due hereunder. Tenant shall not be entitled to more than one audit in any 12-month period in the Lease Term.

     2.3. When due and payable.

          2.3.1. the Base Rent for any Lease Year shall be due and payable in twelve (12) consecutive, equal monthly installments, in advance, on the first
(1st) day of each calendar month during such Lease Year; provided, that the installment of the Base Rent payable for the first full calendar month of the term (and, if the Term commences on a day other than the first (1st) day of a calendar month, that portion of the Base Rent which is payable for such month) shall be due and payable on the date hereof.

          2.3.2. Any Additional Rent accruing to the Landlord under any provision of this Lease shall, except as is otherwise set forth herein, be due and payable when the installment of the Base Rent next falling due after such Additional Rent accrues and becomes due and payable, unless the Landlord makes written demand upon the Tenant for payment thereof at any earlier time, in which event such Additional Rent shall be due and payable at such time.

          2.3.3. Each such payment shall be made when due, without any deduction or set off whatsoever, and without demand, failing which the Tenant shall pay to the Landlord as Additional Rent, on which such payment is due but unpaid within ten (10) days after written notice from Landlord, a late charge equalling five percent (5%) of such payment.

     2.4 Where payable. The Tenant shall pay the Rent, in lawful currency of the United States of America, to the Landlord by delivering or mailing it (postage prepaid) to the Landlord's address which is set forth hereinabove, or to such other address as the Landlord from time to time specifies by written notice to the Tenant. Any payment made by the Tenant to the Landlord on account of Rent may be credited by the Landlord to the payment of any Rent then past due before being credited to Rent currently falling due. Any such payment which is less than the amount of Rent then due shall constitute a payment made on account thereof, the parties hereto hereby agreeing that the Landlord's acceptance of such payment (whether or not with or accompanied by an endorsement or statement that such lesser amount or the Landlord's acceptance thereof constitutes payment in full of the rights hereunder to be paid all of such amount then due, or in any other respect.

     2.5 Tax on Lease. If federal, state or local law now or hereafter imposes any tax, assessment, levy or other charge Other than any income, inheritance or estate tax) directly or indirectly upon (a) the Landlord with respect to this Lease or the value thereof, (b) the Tenant's use or occupance of the Premised,
(c) the Base Rent, Additional Rent or any other sum payable under this

Lease, or (d) this transaction, then (except if and to the extent that such tax, assessment, levy or other charge is included in the Annual Operating Costs) the Tenant shall pay the amount thereof as Additional Rent to the Landlord upon demand, unless the Tenant is prohibited by law from doing so in which event the Landlord may, at its election, terminate this Lease by giving written notice thereof to the Tenant.

     2.6 Security deposit

          2.6.1. Simultaneously with the execution of this lease by Tenant, the Tenant shall deposit with the Landlord the sum of Four Thousand Nine Hundred Eighty Nine and 17/100 Dollars ($4,989.17), as security for the Tenant's payment of the Rent and performance of all of its other obligations under the provisions of this Lease.

          2.6.2. On the occurrence of an Event of Default, the Landlord shall be entitled, at its sole discretion;

                (a) to apply any or all of such sum in payment of (i) any rent then due and unpaid, (ii) any expense incurred by the Landlord in curing any such default, and/or (iii) any damages incurred by the Landlord by reason of such default (including, by way of example rather than of limitation, that of reasonable attorney's fees); and/or

                (b) to retain any or all of such sum in liquidation of any or all damages suffered by the Landlord by reason of such default.

          2.6.3. On the termination of this Lease, any of such sum which is not so applied or retained shall be returned to the Tenant within forty-five (45) days of the Lease termination date.

          2.6.4. Such sum shall bear interest while being held by the Landlord hereunder, at a passbook rate of interest, but shall not be required to be held in a separate account.

          2.6.5. In the event of a transfer of Landlord's interest in the Lease Premises, Landlord shall have the right to transfer the Security Deposit to the transferee thereof. In such event, upon the delivery by Landlord to Tenant of such transferee's written acknowledgement of its receipt of such Security Deposit, Landlord shall be deemed to have been released by Tenant from all liability or obligation for the return of such Security Deposit, and Tenant agrees to look solely to such transferee for the return of the Security Deposit and the transferee shall be bound by all provisions of this Lease relating to the return of the Security Deposit.

Section 3. USE OF PREMISES.
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     3.1 The Tenant shall, continuously throughout the Term occupy and use the
Premises for and only for corporate office purposes and assembly, testing and repair of computer equipment and related electronic components.

     3.2 The Tenant shall not violate any applicable law, ordinance or regulation through its use of the premises or any portion of the property.

     3.3 License.

          3.3.1. The Landlord hereby grants to the Tenant a Non-exclusive license to use (and to permit its officer, directors, agents, employees and invitees to use in the course of its business at the Premises):

                 (a) if applicable, any and all elevators, common stairways, lobbies, common hallways and other portions of the Building which, by their nature, are manifestly designed and intended for common use by the occupants of the Building, for pedestrian ingress and egress to and from the Premises and for any other such manifest purposes; and

                 (b) any and all proportions of the said tract of land on which the Building is located (excluding that portion thereof which is improved by any other building) which, by their nature, are manifestly designed and intended for common use by the occupants of the Building and of any other improvements on such tract, for pedestrian ingress and egress to and from the Premises and for any other such manifest purposes; and

                 (c) any and all portions of such tract of land as from time to time are designated (by striping or otherwise) by the Landlord for such purpose, for the parking of automobiles.

          3.3.2. Such license shall be exercised in common with the exercise thereof by the Landlord, any tenant or owner of the building or any other building located on such tract, and their respective officers, directors, agents, employees and invitees, and in accordance with the Rules and Regulations promulgated from time to time pursuant to the provisions of Section 11.

     3.4 Signs. The Tenant shall have the right to erect from time to time within the premises such signs as it desires, in accordance with applicable law and Landlord's building standard signage criteria, except that the Tenant shall not erect any sign within the premises, or elsewhere, in any place where such sign is visible primarily from the exterior of the Premises, unless the Landlord has given its express, written consent thereto.

Section 4. INSURANCE AND INDEMNIFICATION.

     4.1 Increase in risk.

          4.1.1. The Tenant shall not do or permit to be done any act or thing as a result of which either (a) any policy of insurance of any kind covering (i) any or all of the Property or (ii) any liability of the Landlord in connection therewith may become void or suspended, or (b) the insurance risk under any such policy would (in the opinion of the insurer thereunder) be made greater; and

          4.1.2. In the event Tenant continues such activity after written notice by Landlord of such pending increase in premium, then Tenant shall pay as Additional Rent the amount of any increase in any premium for such insurance resulting from any breach of such covenant.

     4.2 Insurance to be maintained by Tenant.

          4.2.1. The tenant shall maintain at its expense, throughout the Term, insurance against loss or liability in connection with bodily injury, death, property damage or destruction, occurring within the Premises or arising out of the use thereof by the Tenant or its agents, employees, officers, or invitees visitors and guests, under one or more policies of general public liability insurance having such limits not less than (a) One Million Dollars ($1,000,000.00) for bodily injury to or death of any one person during any one occurrence and (b) Five Hundred Thousand Dollars ($500,000.00) for property damage or destruction during any one occurrence. Each such policy shall (a) name as the insured thereunder the Landlord and the Tenant, (b) by its terms, not be cancelable without at least thirty (30) days' prior written notice to the Landlord, and (c) be issued by an insurer of recognized responsibility licensed to issue such policy in Virginia.

          4.2.2. (a) At least five (5) days after written request by Landlord, the Tenant shall deliver to the Landlord an original or signed duplicate copy of each such policy, and (b) at least thirty (30) days before any such policy expires, the Tenant shall deliver to the Landlord an original or a signed duplicate copy of a replacement policy therefore; provided, that so long as such insurance is otherwise in accordance with the provisions of this Section, the Tenant may carry any such insurance under a blanket policy covering the premises for the risks and in the minimum amounts specified in paragraph 4.2.1., in which event the Tenant shall deliver to the Landlord two (2) insurer's certificates therefor in lieu of an original or a copy thereof, as aforesaid.

     4.3 Insurance to be maintained by Landlord

          4.3.1. Tenant agrees to pay to Landlord, as Additional Rent, its building proportional share in subsection 2.2.1 (b) of
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the cost of fire and extended coverage insurance, rent insurance, liability insurance and any other insurances as may be maintained by the Landlord and are reasonably required by the holders of any mortgages, deed of trust or ground leases on the Building.

     4.4 Waiver of subrogation. If either party hereto is paid any proceeds under any policy of insurance naming such party as an insured, on account of any loss, damage or liability, then such party hereby releases the other party hereto, to and only to the extent of the amount of such proceeds, from any and all liability for such loss, damage or liability, notwithstanding that such loss, damage or liability may arise out of the negligent or intentionally tortious act or omission of the other party, its agents or employees; provided that such release shall be effective only as to a loss damage or liability occurring while the appropriate policy of insurance of the releasing party provides that such release shall not impair the effectiveness of such policy or the insured's ability to recover thereunder. Each party hereto shall use reasonable efforts to have a clause or clauses to such effect included in its said policies, and shall promptly notify the other in writing if which clause cannot be included in any such policy.

     4.5 Liability of parties. Except if and to the extent that such party is released from liability to the other party hereto pursuant to the provision of subsection 4.4.

          4.5.1. the Landlord and Tenant (a) shall be responsible for, and shall indemnify and hold harmless each other against and from any and all liability arising out of, any injury to or death of any person or damage to any property, occurring anywhere upon the Property, if, only and to the extent that such injury death, or damage is proximately caused by the grossly negligent or intentionally tortious act or omission of the other or its agents, officers or employees, but (b) shall not be responsible for or be obligated to indemnify or hold harmless the Tenant against of from any liability for any such injury, death or damage occurring anywhere upon the Property (including the Premises),
(i) by reason of the Tenants occupancy or use of the Premises or any other portion of the property, or (ii) because of fire, windstorm, act of God or other cause unless solely caused by such gross negligence or intentionally tortious act or omission of the Landlord, as aforesaid; and

          4.5.2. subject to the operation and effect of the foregoing provisions of this subsection unless damage caused by gross negligence of willful misconduct of Landlord, the Tenant shall be responsible for, and shall defend, indemnify and hold harmless the Landlord against and from, any and all liability or claim of liability arising out of any injury to or death of any person or damage to any property, occurring within the Premises.

Section 5. IMPROVEMENTS TO PREMISES.

     5.1 By Landlord.

          5.1.1. Intentionally Omitted.

          5.1.2. The Landlord shall use its best efforts to complete such improvements by the date on which the Tenant is entitled to occupy the premises pursuant to this Lease, but shall have no liability to the Tenant hereunder if prevented from doing so by reason of any (a) strike, lockout or other labor troubles, (b) government restrictions or limitations, (c) failure or shortage of electrical power, gas, water, fuel, oil, or other utility or service, (d) riot, war, insurrection or other national or local emergency, (Q) accident, flood, fire or other casualty, (f) adverse weather condition, (g) other act of God,
(h)inability to obtain a building permit, or (i) other cause similar or dissimilar to any of the foregoing and beyond the Landlord's reasonable control. In such event, (a) the Commencement Date shall be postponed for a period equalling the length of such delay, (b) the Termination Date shall be determined pursuant to the provisions of subsection 1.1 by reference to the Commencement Date as so postponed, and (c) the Tenant shall accept possession of the premises within three (3) days after such completion.

     5.2 By Tenant. The Tenant shall not make any alteration, addition or improvement to the Premises without first obtaining the Landlord's written consent thereto not to be unreasonably withheld, conditioned or delayed. If the Landlord consents to any such proposed alteration, addition or improvement, it shall be made at the Tenant's sole expense (and the Tenant shall hold the Landlord Harmless from any cost incurred on account thereof), and shall not interfere with the use and enjoyment of the remainder of the Property by any tenant thereof or other person. Landlord must indicate at time of approval whether such improvements will be subject to section 5.4.

     5.3 Mechanic's Lien. The Tenant shall (a) immediately after it is filed or claimed, bond or have released any mechanics, materialman's or other lien filed or claimed against any or all of the Premises, the property, or any other property owned or leased by the Landlord, by reason of labor or materials provided for the Tenant or any of its contractors or subcontractors (other than labor or material provided by Landlord pursuant to the provisions of subsection 5.1), or otherwise arising out of the Tenant's use or occupancy of the Premises or any other portion of the Property, and (b) defend, indemnify and hold harmless the Landlord against and from any and all liability, claim of liability or expense (including, by way of example rather than of limitation, that of reasonable attorneys' fees) incurred by the Landlord on account of any such lien or claim.

     5.4 Fixtures. Any and all improvements, repairs, alterations and all other property attached to, used in connection with or otherwise installed within the Premises by the Landlord or the Tenant shall, immediately on the completion of their installation, become the Landlord's property without payment therefor by the Landlord, except that any machinery, equipment or fixtures installed by the Tenant and used in the conduct of the Tenant's trade or business (rather than to service the premises or any of the remainder of the Building or the property generally) shall remain the Tenant's property.

Section 6. UTILITIES AND SERVICES

     6.1 Utilities. Landlord agrees to provide at its cost water, electricity and telephone service connections into the Building and shall pay for all water, gas, heat, light, power, sewer, sprinkler charges and other utilities, and services used on or from the Premises, including site utilities, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for utilities and shall furnish all electric light bulbs and tubes during normal hours of operation which shall be from 8:00 a.m. to 6:00 p.m. Monday through Friday and from 9:00 a.m. to 1:00 p.m. on Saturday. If any such services are not separately metered to Tenant, Tenant shall pay its proportionate share as determined by Landlord of all charges jointly metered within the Building.

     6.2 Extraordinary services. Tenant shall not without first obtaining the Landlord's written consent thereto, install within the premises and electrical machinery, appliances or equipment which in the aggregate utilizes in excess of 500 amperes of electric capacity.

     6.3 Interruption. The Landlord shall have no liability to the tenant on account of any failure, modification or interruption of any such service which either (a) arises out of any of the causes enumerated in the provisions of subsection 5.1, or (b) is required by applicable law (including, by way of example rather than of limitation, any federal law or regulation relating to the furnishing or consumption of energy or the temperature of buildings).

Section 7. LANDLORD'S RIGHT OF ENTRY

     The Landlord and its agents shall be entitled to enter the Premises at any reasonable time (a) to inspect the premises, (b) to exhibit the premises to any existing or prospective purchaser tenant or Mortgagee thereof, (c) to make any alteration, improvement or repair to the Building or the Premises, or (d) for any other purpose relating to the operation or maintenance of the Property; provided, that the Landlord shall (a) (unless doing so is impractical or unreasonable because of emergency) give the Tenant at least twenty-four (24) hours' prior notice of its intention to enter the Premises, and (b) use reasonable efforts to avoid thereby interfering more than is reasonably necessary with the Tenant's use and enjoyment thereof. Notwithstanding the foregoing, Landlord's right to entry is subject to the requirements of the Defense Security Regulations except in the case of emergency.

Section 8. FIRE AND OTHER CASUALTIES.

     8.1 General. If fifty percent (50%) or less of the Premises are damaged by fire or other casualty during the term.

          8.1.1. the Landlord shall restore the Premises with reasonable promptness (taking into account the time required by the Landlord to effect a settlement with, and to procure any insurance proceeds from, any insurer against such casualty, but in any event begin restoration within ninety (90) days after the date of such casualty) to substantially their condition immediately before such casualty, and may temporarily enter and possess any or all of the Premises for such purpose (provided, that the Landlord shall not be obligated to repair, restore or replace any fixture, improvement, alteration, furniture or other property owned, installed or made by the Tenant), but

          8.1.2. the times for commencement and completion of any such restoration shall be extended for the period of any delay occasioned by the Landlord in doing so arising out of any of the causes enumerated in the provisions of subsection 5.1. If the Landlord undertakes to restore the Premises and such restoration is not accomplished within the said period of one hundred eighty (180) days plus the period of any extension thereof, as aforesaid, the Tenant may terminate this Lease by giving written notice thereof to the Landlord within thirty (30) days after the expiration of such period, as so extended; and

          8.1.3. so long as the Tenant is deprived of the use of any or all of the Premises on account of such casualty, the Base Rent and any Additional Rent payable under the provisions of subsection 2.2 shall be abated in proportion to the number of square feet of the Premises rendered substantially unfit for occupancy by such casualty, unless, because of any such damage, the undamaged portion of the Premises is made materially unsuitable for use by the Tenant for the purposes set forth in the provisions of Section 3, in which event the Base Rent and any such Additional Rent shall be abated entirely during such period of deprivation.

     8.2 Substantial destruction. Anything contained in the foregoing provisions of this Section to the contrary notwithstanding,

          8.2.1. if during the Term the Building is so damaged by fire or other casualty that (a) either in excess of fifty percent (50% of the premises or (whether or not the Premises are damaged) the Building are rendered substantially unfit for occupancy, as reasonably determined by the Landlord, or
(b) the Building is damaged to the extent that the Landlord reasonably elects to demolish the Building, or if any Mortgage requires that any or all of such insurance proceeds be used to retire any or all of the debt secured by its Mortgage, then in any such case the Landlord may elect to terminate this Lease as of the date of such casualty, by giving written notice thereof to the Tenant within thirty (30) days after such date; and

          8.2.2. in such event, (a) the Tenant shall pay to the Landlord the Base Rent and any Additional Rent payable by the Tenant hereunder and accrued through the date of such termination, (b) the Landlord shall repay to the Tenant any and all prepaid Rent for periods beyond such termination within thirty (30) days of such date and (c) the Landlord may enter upon and repossess the premises without further notice.

     8.3 Tenant's negligence. Anything contained in any provision of this Lease to the contrary notwithstanding, if any such damage to the premises, the Building or both are caused by or result from the negligent or intentionally tortious act or omission of the Tenant, those claiming under the Tenant or any of their respective officers, employees, agents or invitees.

          8.3.1. The Rent shall not be suspended or apportioned as aforesaid, and

          8.3.2. except if any and to the extent that the Tenant is released from liability or Tenant has elected to repair, which election shall be promptly communicated to Landlord, and Tenant is diligently pursuing such repair therefor pursuant to the provisions of subsection 4.4, the Tenant shall pay to the Landlord upon demand, as Additional Rent, the cost of (a) any repairs and restoration made or to be made as a result of such damage, or (b) (if the Landlord elects not to restore the Building) any damage or loss which the Landlord incurs as a result of such damage.

Section 9. CONDEMNATION.

     9.1 Right to award.

          9.1.1. If any or all of the Premises are taken by the exercise of any power of eminent domain or are conveyed to or at the direction of any governmental entity under a threat of any such taking (each of which is hereinafter referred to as a "Condemnation"), the Landlord shall be entitled to collect from the condemning authority thereunder the entire amount of any award made in any such proceeding or as consideration for such conveyance, without deduction there from for any Leasehold or other estate held by the Tenant under this Lease.

          9.1.2. The Tenant hereby (a) assigns to the Landlord all of the Tenant's right, title and interest, if any, in and to any such award; (b) waives any right which it may otherwise have in connection with such Condemnation, against the Landlord or such condemning authority, to any payment for (1) the value of the then-unexpired portion of the term, (ii) leasehold damages, and (iii) any damage to or diminution of the value of the Tenant's leasehold interest hereunder or any portion of the Premises not covered by such Condemnation; and (c) agrees to execute any and all further documents which may be required to facilitate the Landlord's collection of any and all such awards.

          9.1.3. Intentionally Omitted.

     9.2 Effect of Condemnation.

          9.2.1. If (a) all of the Premises are covered by a Condemnation, or
(b) any part of the Premises is covered by a Condemnation and the remainder thereof is insufficient for the reasonable operation therein of the Tenant's business, or (c) any of the Building is covered by a Condemnation and, in the Landlord's reasonable opinion, it would be impractical to restore the remainder thereof, or (d) any of the rest of the Property is covered by a Condemnation and, in the Landlord's reasonable opinion, it would be impractical to continue to operate the remainder of the Property thereafter, then, in any such event, the Term shall terminate on the date on which possession of so much of the Premises, the Building or the rest of the Property, as the case may be, as is covered by such Condemnation is taken by the condemning authority thereunder, and all Rent (including payable under the provisions of subsection 2.2), taxes and other charges payable hereunder shall be apportioned and paid to such date.

          9.2.2. If there is a condemnation and the Term does not terminate pursuant to the foregoing provision of this subsection, the operation and effect of this Lease shall be unaffected by such Condemnation, except that the Base Rent shall be reduced in proportion to the square footage of floor area, if any, of the premises covered by such Condemnation.

     9.3 If there is a Condemnation, the Landlord shall have no liability to the Tenant on account of any (a) interruption of the Tenant's business upon the Premises, (b) diminution in the Tenant's ability to use the Premises, or (c) other injury or damage sustained by the Tenant as a result of such Condemnation.

     9.4 The Landlord shall be entitled to conduct any such condemnation proceeding and any settlement thereof free of interference from the Tenant, and the Tenant hereby waives any right which it otherwise has to participate therein.

Section 10. ASSIGNMENT AND SUBLETTING.

     10.1 The Tenant hereby acknowledges that the Landlord has entered into this Lease because of the Tenant's financial strength, goodwill, ability and expertise and that, accordingly, this Lease is one which is personal to the Tenant, and agrees for itself and its successors and assigns in interest hereunder that it will not (a) assign any of its rights under this Lease, or (b) make or permit any total or partial sale, lease, sublease, assignment, conveyance, license, mortgage, pledge, encumbrance or other transfer of any or all of the Premises or the occupancy of use hereof (each of which is hereinafter referred to as a ("Transfer"), without first obtaining the Landlord's written consent not unreasonably withheld or delayed thereto which decision shall be provided by Landlord within thirty (30) days of written notice by Tenant, (which consent may be given or withheld in the Landlord's sole discretion and, if given, shall not constitute a consent to any subsequent such Transfer, whether by the person hereinabove named as the "Tenant" or by any such transferee). Any person to whom any Transfer is attempted without such consent shall have no claim, right, or remedy whatsoever hereunder against the Landlord, and the Landlord shall have no duty to recognize any person claiming under or through the same. No such action taken with or without the Landlord's consent shall in any way relieve or release the Tenant from liability for the timely performance of all of the Tenant's obligations hereunder.

     10.2 In the event of any Transfer, Landlord may, at it's sole option, have the right to fifty percent (50%) of any profits associated with any subletting or assignment. Neither Tenant nor any party claiming an interest under or through Tenant shall interfere with Landlord's exercise of its rights hereunder. Tenant hereby indemnifies and holds Landlord harmless from and against any and all liabilities, costs, losses, or damages, including reasonable attorneys fees and court costs, arising from any breach of the provisions of this section by Tenant.

Section 11. RULES AND REGULATIONS.

The Landlord shall have the right to prescribe, at its sole discretion, reasonable rules and regulations (hereinafter referred to as the "Rules and Regulations") having uniform applicability to all tenants of the Building (subject to the provisions of their respective leases) and governing their use and enjoyment of the Building and the remainder of the Property; provided that the Rules and Regulations shall not materially interfere with the Tenant's use and enjoyment of the Premises, in accordance with the provisions of this Lease, for the purposes enumerated in the provisions of Section 3. The Tenant shall adhere to the Rules and Regulations and shall cause its agents, employees, invitees, visitors and guests to do so.

Section 12. SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE.

     12.1 Subordination. This Lease and Tenant's interest hereunder shall be subject and subordinate to the lien operation and effect of each and every Mortgage, to all renewals, modifications, replacements and extensions thereof, now or hereafter executed by Landlord or its successors, assigns, or purchaser at foreclosure, and to any and all advances made thereunder and interest thereon, provided that the mortgagee or holder of the indebtness provides Tenant with a non-disturbance agreement which shall provide that so long as Tenant shall not be in default under the Lease, no mortgagee, successor in interest, purchaser at foreclosure, ground lessor or other party, shall disturb Tenant's possession pursuant to the terms of this Lease, and so long as Tenant complies with all of the terms and conditions of the Lease, Tenant may continue to occupy the Leased Premises and enjoy all of its rights under this Lease. It is understood and agreed to by Landlord and Tenant that if the mortgagee or holder of the indebtedness fails to provide Tenant with the aforementioned non-disturbance agreement with two business days from such time as this Lease is executed by Tenant, Tenant may at Tenant's election, choose to terminate this Lease with no liability whatsoever to Landlord, Tenant or Mortgagee. Subject to Tenant's receipt of a non-disturbance agreement from the mortgagee as aforesaid, Tenant agrees that, within ten (10) business days after receipt of written request therefor from Landlord, it will from time to time execute and deliver any instrument or other document required by mortgagee or purchaser at foreclosure to subordinate this Lease and its interest in the Leased Premises to the lien of any such mortgagee, in form and substance required by such mortgagee, which shall provide interalia
                                                                      ---------
that the mortgagee is not (i) bound by any payment of Base Rent or Additional Rent made by Tenant more than one (1) month in advance to any prior landlord (including Landlord), other than the Advance Deposit provided for in Section 2.6; (ii) liable for any damages or subject to any offset or defense by Tenant to the payment of Base Rent or Additional Rent by reason of any act or omission of Landlord prior to the date that mortgagee succeeds to the interest of Landlord; and (iii) bound by any termination, amendment, modification or surrender of this Lease made without mortgagee's written consent. Tenant will also upon request submit current financial statements and financial statements covering the five (5) immediately preceding years (but the mortgagee's obligations under this subsection 12.1 shall not be conditioned upon the mortgagee's approval of the same), and Tenant will, upon request, allow Landlord's mortgagee to record on behalf of Tenant this Lease or a short form thereof, at mortgagee's expense, if required by Landlord's mortgagee or other lending institution. Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact to execute, acknowledge and deliver any and all such instruments for and on behalf of Tenant, should Tenant fail to do so within ten (10) business days after receipt of written notice. Tenant agrees that, within ten (10) business days after written request therefor, from Landlord, it will, from time to time, execute and deliver any instrument or any other document required by any mortgagee, transferee, purchaser or other interested person to confirm such subordination and obligation to attorn pursuant to
Section 12.2 hereof.

     12.2 Attornment and non disturbance. The Tenant shall, promptly at the request of the Landlord or the holder of any Mortgage (herein referred to as a "Mortgagee"), execute enseal, acknowledge and deliver such further instrument or instruments.

          12.2.1. evidencing such subordination as the Landlord or such Mortgagee deems necessary or desirable, and

          12.2.2. (at such Mortgagee's request) attorning to such Mortgagee. Landlord will use its best efforts to obtain an agreement from the Mortgagee that such Mortgagee will, in the event of a foreclosure of any such mortgage or deed of trust (or termination of any such ground lease) take no action to interfere with the Tenant's rights hereunder, except on the occurrence of an Event of Default by Tenant.

     12.3 Anything contained in the provisions of this Section to the contrary notwithstanding, any mortgagee may at any time subordinate the lien of its Mortgage to the operation and effect of this Lease without obtaining the Tenant's consent thereto, by giving the Tenant written notice thereof, in which event this Lease shall be deemed to be senior to such Mortgage without regard to their respective dates of execution, delivery and/or recordation among the Land Records of the said County, and thereafter such Mortgagee shall have the same rights as to this Lease as it would have had, were this Lease executed and delivered before the execution of such Mortgage.

Section 13. DEFAULT.

     13.1 Definition. as used in the provisions of the Lease, each of the following events shall constitute, and is hereinafter referred to as, an "Event of Default":

          13.1.1. if the Tenant fails to (a) pay any Rent or any other sum which it is obligated to pay by any provision of this Lease, when and as due and payable hereunder and without demand therefor, or (b) perform any of its other obligations under the provisions of this Lease; or

          13.1.2. if the Tenant (a) applies for or consents to the appointment of a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, (b) files a voluntary petition in bankruptcy or admits in writing its inability to pay its debts as they come due, (c) makes an assignment for the benefit of its creditors, (d) files a petition or an answer seeking a reorganization or an arrangement with creditors, or seeks to take advantage of any insolvency law, (e) performs any other act of bankruptcy, or (f) files an answer admitting the material allegations of a petition filed against the Tenant in any bankruptcy, reorganization or insolvency proceeding; or

          13.1.3. if (a) an order, judgment or decree is entered by any court of competent jurisdiction adjudicating the Tenant a bankrupt or an insolvent, approving a petition seeking such a reorganization, or appointing a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, or (b) there otherwise commences as to the Tenant or any of its assets any proceedings under any bankruptcy, reorganization, arrangement, insolvency, readjustment, receivership or similar law and if such order, judgment, decree or proceeding continues unstated for more than sixty (60) consecutive days after any stay thereof expires;

     13.2 Notice to Tenant; grace period. Anything contained in the provisions of this Section to the contrary notwithstanding, on the occurrence of an Event of Default the Landlord shall not exercise any right or remedy which it holds under any provision of this Lease or applicable law unless and until

          13.2.1. the Landlord has given written notice thereof to the Tenant, if written notice is required by this Section for the Event of Default which has occurred, and

          13.2.2. the Tenant has failed, (a) if such Event of Default consists of a failure to pay money, within five (5) business days of the due date, and tenant has failed to remedy such monetary default within five (5) business days of written notice from Landlord, or (b) if such Event of Default consists of something other than a failure to pay money, within (30) days thereafter actively, diligently and in good faith to begin to cure such Event of Default and to continue thereafter to do so until it is fully cured; provided, that

          13.2.3. no such notice shall be required, and the Tenant shall be entitled to no such grace period, (a) in an emergency situation in which the Landlord acts to cure such Event of Default pursuant to the provisions of paragraph 13.3.5; or (b) more than three times during any twelve (12) month period, or (c) of the Tenant has substantially terminated or is in the process of substantially terminating its continuous occupancy and use of the premises for the purpose set forth in the provisions of Section 3, or (d) in the case of any Event of Default enumerated in the provisions of paragraphs 13.1.1(a),
13.1.2 or 13.1.3,

     13.3 Landlord's rights on Event of Default. On the occurrence of any Event of Default, the Landlord may (subject to the operation and effect of the provisions of subsection 13.2) take any or all of the following actions:

          13.3.1. re-enter and repossess the premises and any and all improvements thereon and additions thereto;

          13.3.2. declare the entire balance of the rent for the remainder of the Term to be due and payable, and collect such balance in any manner not inconsistent with applicable law;

          13.3.3. terminate this Lease;

          13.3.4. relet any or all of the Premises for the Tenant's account for any or all of the remainder of the term as hereinabove defined, or for a period exceeding such remainder, in which event the Tenant shall pay to the Landlord, at the times and in the manner specified by the provisions of Section 2, the Base

Rent and any Additional Rent accruing during such remainder, less any monies received by the Landlord, with respect to such remainder, from such reletting, as well as the cost to the Landlord of any attorney's fees, brokers fees or of any repairs or other action (including those taken in exercising the Landlord's rights under any provisions of this Lease) taken by the Landlord on account of such Event of Default;

          13.3.5. cure such Event of Default in any other manner (after giving the Tenant written notice of the Landlord intention to do so except as provided in paragraph 13.2.3.), in which event the Tenant shall reimburse the Landlord for all reasonable expenses incurred by the Landlord in doing so, plus interest thereon at the lesser of the rate of fifteen percent (15%) per annum or the highest rate then permitted on account thereof by applicable law, which expenses and interest shall be Additional Rent and shall be payable by the Tenant immediately on demand therefor by the Landlord; and/or

          13.3.6. pursue any combination of such remedies and/or any other remedy available to the Landlord on account of such Event of Default under applicable law.

     13.4 No waiver. No action taken by the Landlord under the provisions of this Section shall not operate as a waiver of any right which the Landlord would otherwise have against the Tenant for the Rent hereby reserved or otherwise, and the Tenant shall remain responsible to the Landlord for any loss and/or damage suffered by the Landlord by reason of any Event of Default.

     13.5 Intentionally Omitted.

Section 14. ESTOPPEL CERTIFICATE.

     The Tenant shall from time to time, within fifteen (15) days after being requested to do so by the Landlord or any Mortgagee, execute, enseal, acknowledge, and deliver to the Landlord (or, at the Landlord's request, to any existing or prospective purchaser, transferee, assignee or Mortgagee of any or all of the Premises, the property, any interest therein or any of the Landlord's rights under this Lease) an instrument in recordable form,

     14.1 certifying (a) that this Lease is unmodified and in full force and effect (or, if there has been any modification thereof, that it is in full force and effect as so modified, stating therein the nature of such modification) (b) as to the dates to which the Base Rent and any Additional Rent and other charges arising hereunder have been paid; (c) as to the amount of any prepaid Rent or any credit due to the Tenant hereunder; (d) that the Tenant has accepted possession of the Premises, and the date on which the Term commenced; (e) as to whether, to the best knowledge, information and belief of the signer of such certificate, the Landlord or the Tenant is then in default in specifying the nature of each such default); and (f) as to any other fact or condition reasonably requested by the Landlord or such other addressee; and

     14.2 acknowledging and agreeing that any statement contained in such certificate may be relied upon by the Landlord and any such other addressee.

Section 15. QUIET ENJOYMENT

     The Landlord hereby covenants that the Tenant, on paying the Rent and performing the Covenants set forth herein, shall peaceably and quietly hold and enjoy, throughout the Term, (a) the Premises, and (b) such rights as the Tenant may hold hereunder with respect to the remainder of the Property.

Section 16. NOTICES.

     Any notice, demand, consent, approval, request or other communication or document to be provided hereunder to a party hereto shall be (a) given in writing, and (b) deemed to have been given (i) forty-eight (48) hours after being sent as certified or registered mail in the United States mails, postage prepaid, return receipt requested, to the address of such party set forth hereinabove or to such other address from time to time by notice to the other, or (ii) (if such party's receipt thereof is acknowledged in writing) upon its hand or other delivery to such party.

Section 17. LANDLORD'S LIEN.

     In addition to any statutory lien for Rent in Landlord's favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest for all Rent and other sums of money becoming due hereunder from Tenant, upon all goods, equipment, fixtures, furniture, inventory, accounts, chattel paper and other personal property of Tenant situated on the Premises subject to this Lease and such property shall not be removed therefrom without the consent of Landlord until all arrearages in Rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. In the event of a default under this Lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this Section at public of or private sale upon five (5) days notice to Tenant. Tenant hereby agrees to execute such other instruments necessary or desirable in Landlord's discretion to perfect the security interests hereby granted. Landlord and Tenant agree that this Lease and Security Agreement serves as a financing statement and that a copy of photographic or other reproduction of this.portion of the Lease may be filed or record by Landlord and have the same force and effect as the original. This Security Agreement and Financing Statement also covers fixtures located at the premises and may be filed for record in the land records. The record owner of the Property is TELCO Development Group, Inc. Tenant hereby warrants and represents that the collateral subject to the security interest granted by this Section is not purchased or used by tenant for personal, family or household purposes.

Section 18. GENERAL.

     18.1 Effectiveness. This Lease shall become effective upon and only upon its execution by each party hereto.

     18.2 Complete understanding. This Lease represents the complete understanding between the parties hereto as to the subject matter hereof, and supersedes all prior written or oral negotiations, representations, warranties, statements or agreements between the parties hereto as to the same.

     18.3 Amendment. This Lease may be amended by and only by an instrument executed and delivered by each party hereto.

     18.4 Applicable law. This Lease shall be given effect and construed by application of the laws of Virginia, and any action or proceeding arising hereunder shall be brought in the courts of Virginia; provided, that if such action or proceeding arises under the Construction, laws or treaties of the United States of America, or if there is a diversity of citizenship between the parties thereto so that it is to be brought in a United States District court, it shall be brought in the United States District Court for the Eastern District of Virginia.

     18.5 Waiver. Neither Landlord nor Tenant shall be deemed to have waived the exercise of any right which it holds hereunder unless such waiver is made expressly and in writing ( and no delay or omission by the Landlord in exercising any such right shall be deemed to be a waiver of its future exercise). No such waiver as to any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right.

     18.6 Time of essence. Time shall be of the essence of this lease.

     18.7 Headings. the headings of the Sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

     18.8 Construction. As use herein,

          18.8.1. the term "person" means a natural person, a trustee, a corporation, a partnership and any other form of legal entity; and

          18.8.2. all referenced made (a) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (b) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, and (c) to any Section, subsection, paragraph or subparagraph shall, unless therein expressly indicated to the contrary, be deemed to have been made to such Section, subsection, paragraph or subparagraph of this Lease.

     18.9 EXHIBITS. Each writing referred to herein as being attached hereto as an exhibit or otherwise designated herein as an exhibit hereto is hereby made a part hereof.

     18.10 Severability. No determination by any court, governmental body or otherwise that any provision of this Lease or any amendment thereof is invalid or unenforceable in any instance shall affect the validity or enforceable (a) any other such provision, or (b) such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

     18.11 Definition of the "Landlord".

          18.11.1 As used herein, the term the "Landlord" means the person hereinabove named as such, and its heirs, personal representatives, successors and assigns (each of whom shall have the same rights, remedies, powers, authorities and privileges as it would have had, had it originally signed this lease as the Landlord).

          18.11.2 No person Holding the Landlord's interest hereunder (whether or not such person is named as the "Landlord" herein) shall have any liability hereunder after such person ceases to hold such interest, except for any such liability accruing while such person hold such interest.

          18.11.3. Neither the Landlord nor any principal of the Landlord, whether disclosed or undisclosed, shall have any personal liability under any provision of this Lease.

     18.12. Definition of the "Tenant". As used herein, the term the "Tenant" means each person hereinabove named as such and such person's heirs, personal representatives, successors and assigns, each of whom shall have the same obligations, liabilities, rights and privileges as it would have possessed had it originally executed this Lease as the Tenant; provided that no such right or privilege shall inure to the benefit of any assignment to such assignee is made in accordance with the provisions of Section 10. Whenever two or more persons constitute the Tenant, all such persons shall be jointly and severally liable for performing the Tenant's obligations hereunder.

     18.13. Commissions. Each party hereto hereby represents and warrants to the other that, inconnection with the leasing of the Premises hereunder, the party so representing and warranting has not dealt with any real estate broker, agent or finder, and there is no other commission, charge or other compensation due on account thereof. Each party hereto shall indemnify and hold harmless the other against and from any inaccuracy in such party's representation.

     18.14. Recordation. This Lease may not be recorded among the Land Records of the said County or among any other public records, without the Landlord's prior express, written consent thereto, and any attempt by the Tenant to do so without having obtained the landlord's consent thereto shall constitute an Event of Default hereunder. If this Lease is recorded by either party hereto, such party shall bear a full expense of any transfer, documentary stamp or other tax, and any recording fee, assessed in connection with such recordation; provided, that if under applicable law the recordation of this Lease hereafter becomes necessary in order for this Lease to be or remain effective, the Tenant shall bear the full expense of any and all such taxes and fees incurred in connection therewith.

     18.15. Approval by Mortgagees. Anything contained in the provisions of this Lease to the contrary notwithstanding, the Landlord shall be entitled at any time hereafter but before the Landlord delivers possession of the premises to the tenant hereunder, to terminate this Lease by giving written notice thereof to the tenant, if any Mortgagee fails to approve this Lease for purposes of the provisions of its Mortgage, and in the manner set forth therein.

IN WITNESS WHEREOF, each party hereto has executed and unsealed this Lease or caused it to be executed and ensealed on its behalf by its duly authorized representatives, the day and year first above written.


                                            The Landlord:


Witness:

/S/                                      BY  /S/
- -----------------------------------      --------------------------------------
                                             Bricks in the Sticks, Ltd

                                         The Tenant:

Witness:

/S/                                      BY /S/ Bryan Rachlin
- -----------------------------------      --------------------------------------
                                            Tel Labs, Inc.

STATE OF  Virginia
          ----------------
COUNTY OF Fairfax          ) to-wit:
          ----------------

     The foregoing instrument was acknowledged before me this 1st  day of
                                                              ----
July          , 1994 by Henry Luken                                         a
- --------------          ---------------------------------------------------
Landlord       on behalf of the Company.
- --------------

                                                          /S/Robin M. Bennett
                                                          ---------------------
My commission expires:   6/30/98

STATE OF
          ----------------
COUNTY OF                  ) to-wit:
          ----------------

     The foregoing instrument was acknowledged before me this        day of
                                                              ------
              , 1994 by                                                     a
- --------------          ---------------------------------------------------
               on behalf of the                        .
- --------------                  -----------------------


                                                 ----------------------------
My commission expires:

                                   Exhibit A
                                   ---------

                                   SCHEDULE C

                                PAYMENT SCHEDULE

               For 3,000 sq. ft. @ 4219 - Lafayette Center Drive

      YEAR 1                                                YEAR 2
 7/1/94 - $2,500.00                                  7/1/95 - $2,600.00
 8/1/94 - $2,500.00                                  8/1/95 - $2,600.00
 9/1/94 - $2,500.00                                  9/1/95 - $2,600.00
10/1/94 - $2,500.00                                 10/1/95 - $2,600.00
11/1/94 - $2,500.00                                 11/1/95 - $2,600.00
12/1/94 - $2,500.00                                 12/1/95 - $2,600.00
 1/1/95 - $2,500.00                                  1/1/96 - $2,600.00
 2/1/95 - $2,500.00                                  2/1/96 - $2,600.00
 3/1/95 - $2,500.00                                  3/1/96 - $2,600.00
 4/1/95 - $2,500.00                                  4/1/96 - $2,600.00
 5/1/95 - $2,500.00                                  5/1/96 - $2,600.00
 6/1/95 - $2,500.00                                  6/1/96 - $2,600.00

     YEAR 3                                                 YEAR 4

 7/1/96 - $2,704.00                                  7/1/97 - $2,812.16
 8/1/96 - $2,704.00                                  8/1/97 - $2,812.16
 9/1/96 - $2,704.00                                  9/1/97 - $2,812.16
10/1/96 - $2,704.00                                 10/1/97 - $2,812.16
11/1/96 - $2,704.00                                 11/1/97 - $2,812.16
12/1/96 - $2,704.00                                 12/1/97 - $2,812.16
 1/1/97 - $2,704.00                                  1/1/98 - $2,812.16
 2/1/97 - $2,704.00                                  2/1/98 - $2,812.16
 3/1/97 - $2,704.00                                  3/1/98 - $2,812.16
 4/1/97 - $2,704.00                                  4/1/98 - $2,812.16
 5/1/97 - $2,704.00                                  5/1/98 - $2,812.16
 6/1/97 - $2,704.00                                 6/30/98 - $2,812.16

      YEAR 5

 7/1/98 - $2,924.64
 8/1/98 - $2,924.64
 9/1/98 - $2,924.64            Note:     Make checks payable to:
10/1/98 - $2,924.64
11/1/98 - $2,924.64                      Bricks in the Sticks, Ltd.
12/1/98 - $2,924.64                      4219 Lafayette Center Drive
 1/1/99 - $2,924.64                      Chantilly, VA 22021-1209
 2/1/99 - $2,924.64
 3/1/99 - $2,924.64
 4/1/99 - $2,924.64
 5/1/99 - $2,924.64
 6/1/99 - $2,924.64
